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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 15, 2002
                                                          --------------

                                SIPEX CORPORATION
                                -----------------
               (Exact name of registrant as specified in charter)

     MASSACHUSETTS                 000-27892                   95-4249153
------------------------    ------------------------     -----------------------
(State of incorporation)    (Commission file number)           (IRS Employer
  Identification No.)


22 LINNELL CIRCLE, BILLERICA, MASSACHUSETTS                      01821
-------------------------------------------                      -----
  (Address of principal executive offices)                     (Zip code)

       Registrant's telephone number, including area code: (978) 667-8700
                                                           --------------



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ITEM 5.   OTHER EVENTS.

         On April 15, 2002, SIPEX Corporation (the "Registrant") sold an aggregate of 3,000,000 shares of the Registrant's common stock to institutional investors for an aggregate cash amount of $25,500,000. The shares were issued in a private placement transaction pursuant to Section 4(2) and Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). In connection with the transaction, the Registrant has agreed to register the shares sold in this transaction for resale under the Securities Act.

         The foregoing matters are further described in the press release issued by the Registrant on April 16, 2002, a copy of which is filed herewith as
Exhibit 99.1, and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

          10.25 Form of Stock Purchase Agreement dated as of April 15, 2002, by and among SIPEX Corporation and certain investors noted on the signature pages thereto.

          99.1   Press release of SIPEX Corporation dated April 16, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SIPEX CORPORATION



                                           By: /s/ FRANK R. DIPIETRO
                                               ---------------------------------
                                                Frank R. DiPietro
                                                Chief Financial Officer


Dated: April 19, 2002


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                                INDEX TO EXHIBITS


     EXHIBIT
     NUMBER                        DESCRIPTION
     -------                       -----------

     10.25 Form of Stock Purchase Agreement dated as of April 15, 2002, by and among SIPEX Corporation and certain investors noted on the signature pages thereto.

     99.1     Press release of SIPEX Corporation dated April 16, 2002.